SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                              November 12, 1998





                              Wolohan Lumber Co.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)





          Michigan                      0-6169               8-1746752
----------------------------         ------------        -------------------
(State or other jurisdiction         (Commission         (I.R.S. Employer
of incorporation)                    File Number)        Identification No.)



                  1740 Midland Road, Saginaw, Michigan 48603
             ---------------------------------------------------
             (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (517) 793-4532

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                  (c)  Exhibits

                  99.  Press Release issued by Wolohan Lumber Co.
                       on November 12, 1998.



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



                                  SIGNATURES
                                  ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Wolohan Lumber Co.



                                   By:      /s/ David G. Honaman
                                       ----------------------------------
                                            David G. Honaman
                                            Vice President-Administration
                                            and Chief Financial Officer


Dated:  November 23, 1998



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


                                Exhibit Index


Exhibit Number                Exhibit Description

     99.                  Press Release issued by Wolohan Lumber Co.
                          on November 12, 1998.



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